Net Interest Income and Net Gains (Losses) on Financial Assets/Liabilities at Fair Value through Profit or Loss - Net Interest Income (Detail: Text Values) - EUR (€) € in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Net Interest Income and Net Gains (Losses) on Financial Assets/Liabilities at Fair Value through Profit or Loss [Abstract]
Group borrowing under the TLTRO III-refinancing program	€ 0	€ 0	€ 15,000
Net interest expense under TLTRO III program	€ 0	€ 144	€ 741